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                                  POWERS OF ATTORNEY


The undersigned Officers and Trustees of the Nicholas-Applegate Mutual Funds, and nominees for Trustees of the Nicholas-Applegate Mutual Funds, whose signatures appear below hereby make, constitute and appoint Charles H. Field to be their true and lawful attorney and agent with the power to act without any other and with full power of substitution in connection with the proposed Reorganization of each series of The Fontaine Trust into the Nicholas-Applegate Mutual Funds to execute, deliver and file in each of the undersigned Officers' and Trustees' capacity or capacities as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Nicholas-Applegate Mutual Funds to comply with the Securities Act of 1933, as amended, including any and all registration statements including, but not limited to, a registration statement on Form N-14, and any and all post-effective amendments to the Nicholas-Applegate Mutual Funds' registration statement, and any rules, regulations, orders or other requirement of shares or additional shares of the Nicholas-Applegate Mutual Funds or any of its series or classes thereof, and the registration of the Nicholas-Applegate Mutual Funds or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Nicholas-Applegate Mutual Funds' registration statement; and without limitation of the foregoing, the power and authority to sign the name of the Nicholas-Applegate Mutual Funds on its behalf, and to sign the names of each of such Trustees and Officers on their behalf, and said Officers and Trustees hereby grant to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as each of said Officers and Trustees might or could do personally in his capacity or capacities as aforesaid and each of said Officer and Trustees ratifies, confirms and approves all acts and things which said attorney might do or cause to be done by virtue of this Power of Attorney and his signature as the same may be signed by said attorney.


     Signature                          Title                      Date
     ---------                          -----                      ----


/s/ John D. Wylie                  President                  January 26, 1998
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John D. Wylie


/s/ Thomas Pindelski               Chief Financial Officer    January 26, 1998
--------------------
Thomas Pindelski


/s/ Fred C. Applegate              Trustee and Chairman       January 26, 1998
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     Signature                          Title                      Date
     ---------                          -----                      ----


Fred C. Applegate


/s/ Arthur B. Laffer               Trustee                    January 26, 1998
--------------------
Arthur B. Laffer


/s/ Charles E. Young               Trustee                    January 26, 1998
--------------------
Charles E. Young


/s/ Arthur E. Nichols              Nominee                    January 26, 1998
---------------------
Arthur E. Nichols


/s/ Dann V. Angeloff               Nominee                    January 26, 1998
--------------------
Dann V. Angeloff


/s/ Walter E. Auch                 Nominee                    January 26, 1998
------------------
Walter E. Auch


/s/ Theodore J. Coburn             Nominee                    January 26, 1998
----------------------
Theodore J. Coburn


/s/ Darlene DeRemer                Nominee                    January 26, 1998
-------------------
Darlene DeRemer


/s/ George F. Keane                Nominee                    January 26, 1998
-------------------
George F. Keane